Corporate Overview March 2021 NASDAQ: GALT www.galectintherapeutics.com Exhibit 99.1

This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2020 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials and supporting CMC information may be impacted by COVID-19. We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2019, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements. Forward-looking statements

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Summary Contents

Conducting an adaptively-designed Phase 2b/3 trial of belapectin, a potent galectin-3 inhibitor, for the prevention of esophageal varices in NASH cirrhosis (NAVIGATE) First patient randomized August 2020 Belapectin is a novel galectin-3 inhibitor that targets macrophages (a key driver in cirrhosis) and may improve multiple fibrotic diseases NASH market opportunity estimated to reach $35 - $40 billion/year by 2025* Belapectin efficacy observed in animal models and Phase 2 trial (NASH-CX) NASH-CX in patients with compensated cirrhosis and portal hypertension demonstrated that belapectin prevented the development of new esophageal varices in a population with a high degree of clinical unmet need with no available therapies and few in development Results of NASH-CX published in Gastroenterology (Chalasani, et. al. 2020) Belapectin has a robust IP portfolio Composition of matter for complex carbohydrates and/or methods of use in treatment of fibrosis and other indications Patent applications filed for small molecule gal-3 inhibitors Experienced leadership * Deutsche Bank “NASH – the next big global epidemic in 10 years?” July 14, 2014 Galectin Overview

Over 35 years of relevant experience Solvay Pharmaceuticals, CEO Harold H. Shlevin, Ph.D., Former CEO and President, Consultant and Board Member Over 28 years of relevant experience Reach Health, CFO, Vystar Corporation, CFO, Corautus Genetics, Deloitte Jack W. Callicutt, CFO Over 35 years of relevant experience: Koor Biotechnologies, Charm Sciences, Glycogenesis, HU Medical School (Jerusalem), and Harvard University Eli Zomer, PhD, Pharm Development Rex Horton, VP Regulatory Over 29 years of experience; Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics; Georgia Institute of Technology Head of regulation, quality assurance and manufacturing Pol F. Boudes, M.D.; Chief Medical Officer Over 25 years of experience in clinical drug development in immunology, endocrine, metabolic, orphan, and liver-related diseases, and he has contributed to the approval of multiple drugs, both in the US and globally, across a variety of therapeutic indications. Previous position was CMO of CymaBay Therapeutics Over 22 years of executive management experience: Uline, Inc.; Century America LLC; Deloitte & Touche Served on the Board of Directors since December 2017 Joel Lewis, CEO and President Strong, experienced management team

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Summary Contents

Galectin proteins’ ability to dimerize creates the opportunity for galectins to link glycoproteins and form a lattice structure on the cellular surface and to promote cell-cell and cell-matrix interactions Galectin-3 expression is up-regulated in established human fibrotic liver disease, and disruption of Galectin-3 can markedly reduce liver fibrosis (*) * Source: Henderson et al., PNAS, 2006. Central role of Gal-3 in multiple pathological processes Belapectin targets and disrupts the function of galectin-3, which plays a major role in the progression of fibrotic diseases

Schematic Representation of Galectin-3: a Carbohydrate Recognition Domain and a Tail

Schematic Representation of Galectin-3: Unique Conformation

Fatty Liver NASH: Cell Death Inflammation Fibrosis 1 Garcia-Tsao, G., Friedman, S., Iredale, J., Prinzani, M. Hepatology. 2010;51:14451449 Compensated cirrhosis Decompensated cirrhosis Stage 1 Stage 2 Stage 3 and 4 No varices Varices develop Bleeding, ascites, encephalopathy Low one year mortality (1-3%) ~50% one year mortality ≥6 >10 >12 Portal pressure (mmHg) The majority of companies are focused on pre-cirrhotic NASH Few companies with Phase 2/3 trials in NASH cirrhosis There is currently no treatment for NASH cirrhosis, a progressive disease that may result in liver failure and increased mortality Unlike many companies in the NASH space, Galectin is focusing on the compensated cirrhotic patients

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Summary Contents

4 Liver-related complications (varices/bleeding, ascites, hepatic encephalopathy, liver-related death, or transplant) Endpoints Baseline Week 54 Primary endpoint Portal pressure: HVPG2 ✔ ✔ Secondary endpoints Liver biopsy3 ✔ ✔ Endoscopy (varices) ✔ ✔ Complications4 ✔ ✔ 1 Subjects were enrolled across 36 sites in the US 2 HVPG = Hepatic Venous Pressure Gradient 3 Histologic staging & quantitative morphometry for collagen Major inclusion criteria NASH cirrhosis (biopsy) HVPG2 ≥ 6 mmHg No cirrhosis complications No or small varices (50:50) Every other week infusion x 26 Treatment #Patients Placebo 54 GR-MD-02 2 mg/kg/LBM 54 GR-MD-02 8 mg/kg/LBM 54 Dosing and administration LBM – Lean Body Mass NASH-CX was a randomized, double-blind, placebo-controlled phase 2b clinical trial that enrolled 162 NASH cirrhosis patients1 Phase 2b Trial design

Placebo belapectin 2 mg/kg.LBM belapectin 8 mg/kg.LBM 13 9 8 10 11 12 n=33 Baseline Week 54 n=31 Baseline n=25 Week 54 n=23 n=23 Baseline n=22 Week 54 HVPG (mmHg) Statistically significant effect of 2 mg/kg.LBM dose on change in HVPG at baseline Mean Change from Baseline to Week 541 0.8 mmHg -1.08 mmHg p = 0.01 0.15 mmHg ns 1 ITT with LOCF, ANCOVA with LSD Mean ± SEM The belapectin 2 mg/kg.LBM group showed a statistically significant reduction in HVPG from baseline to week 54 for patients without varices

Trial hit a clinically relevant endpoint related to patient outcomes 1 Chi Square Percent New Varices Formation Placebo belapectin 2 mg/kg.LBM 6/33 0/25 p = 0.021 20 15 10 5 0 18% 0% Significantly fewer new varices developed in treatment groups versus placebo, and no patients in the 2 mg/kg.LBM treatment group developed new varices

Portal hypertension is a deleterious consequence of cirrhosis and responsible for the majority of cirrhotic complications Portal pressure of ≥10 mmHg (HVPG) is associated with increased risk of decompensation and mortality The increase in portal pressure and the development of varices are a continuum of the same mechanism of action For patients with portal hypertension who have not yet developed varices, there are no specific therapies available Beta-blockers likely do not prevent development of varices/disease progression in early-stage cirrhosis patients (may improve outcomes in patients with portal hypertension and varices) Practice guidelines do not recommend beta-blockers for the prevention of esophageal varice No specific therapy to address fibrosis at the cirrhotic stage Belapectin was safe and well tolerated in NASH-CX, at doses up to 8 mg/kg LBM The NASH-CX study provided a proof of concept for efficacy and for selecting the prevention of esophageal varices as a primary outcome to move forward Belapectin demonstrated efficacy on a clinically meaningful endpoint where no current therapies exist

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Summary Contents

NASH cirrhosis Patients with NASH cirrhosis have the greatest immediate medical need This population is not being addressed by most drug developers, who focus on the prevention of NASH cirrhosis using liver biopsies as an efficacy endpoint An innovative seamless, adaptive Phase 2b/3 developed with leading NASH experts Progression to varices is a potential surrogate endpoint Progression to large varices is a component of a composite clinical endpoint Upper GI endoscopies are part of routine clinical practice to follow cirrhotic patients NASH cirrhosis patients with portal hypertension are at risk of developing esophageal varices which may bleed and are then life-threatening It is possible to identify portal hypertension clinically without having to perform invasive hemodynamic studies NAVIGATE Overview: Adaptively Designed Phase 2b/3 Study

Belapectin NAVIGATE: Schematic Study Design Belapectin 4 mg/kg LBM N = 105 Belapectin 2 mg/kg LBM N = 105 N = 140 new patients switch to 4 mg/kg LBM Placebo N = 105 N = 70 new patients Sample size re-estimation Interim Analysis to Inform Phase 3 1° endpoint: development of new varices Final Analysis 1° endpoint: development of new varices 2° endpoints: Proportion of patients with large varices or red wales Varices requiring treatment Hepatic decompensation events All-cause mortality MELD ≥ 15 Liver transplant non-invasive biomarkers Key Eligibility Criteria: 1). Nash cirrhosis 2). No varices 3). CTP Scores <= 7 4). Clinical Signs of Portal Hypertension,

Key clinical study milestones: First patient randomized August 2020 ~130+ sites, 12 countries in North America, Europe, Asia and Australia; phase 2b part to Interim Analysis will be ~315 patients Initially recruitment period for phase 2b portion estimated: ~ 12 – 14 months. However, COVID-19 impact will increase the time for recruitment. Key inclusion criteria NASH cirrhosis (baseline or historical liver biopsy) Clinical sign of portal hypertension No esophageal varices (esophago-gastro endoscopy) Interim analysis phase 2b expected late 2023 Belapectin NAVIGATE: Summary

Primary Endpoint Development of new varices Secondary Endpoints Proportion of patients with large varices or red wales Varices requiring treatment Decompensation events All-cause mortality MELD ≥ 15 in patients with baseline MELD<12 Liver transplant Biomarkers Informs Phase 4 features – sizing, duration NAVIGATE: End of Phase 2b or 3 Accelerated Approval Application

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Summary Contents

NASH Cirrhosis is a major unmet medical need with a large potential market NASH-CX is the first positive phase 2 clinical data in a subset of patients without esophageal varices Belapectin was safe and well-tolerated, improved portal pressure, and reduced development of varices Galectin Therapeutics is competitively well positioned in the industry Large, experienced global CRO conducting the NAVIGATE trial First Patient randomized August 2020; Interim Analysis Data analysis expected late 2023 Combination cancer immunotherapy (Providence Cancer Institute) Galectin-3 important in cancer immunity, blocking it with belapectin showed encouraging early clinical results Potential to improve efficacy and safety of cancer immunotherapy – trial continuing Summary of Belapectin Drug Development Program

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